U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 28, 2009

AZTEC OIL & GAS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of
Incorporation or Organization)

000-32015	87-0439834
(Commission File Number)	(I.R.S. Employer Identification No.)

Aztec Oil & Gas, Inc.
One Riverway, Suite 1700
Houston, Texas 77056
 (Address of principal executive offices including zip code)

(713) 840-6444
(Registrant’s telephone number, including area code)

ITEM 7.01 - Regulation FD Disclosure

Aztec Oil & Gas, Inc. filed their quarterly report for the period ending February 28, 2009, attached herewith, with the Pick OTC Markets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZTEC OIL & GAS, INC.

By: //s// Franklin C. Fisher, Jr.
Franklin C. Fisher, CEO and Chairman

Aztec Oil & Gas, Inc.
Quarterly Report
Period Ending February 28, 2009

Item 1 Exact name of the issuer and the address of its principal executive offices.
Aztec Oil & Gas, Inc.
One Riverway, Ste 1700
Houston, TX 77056

Item 2 Shares outstanding.
	Period end date;	Number of shares authorized	Number of shares outstanding*
Common Stock	February 28, 2009	100,000,000	33,362,894

Series A Preferred	February 28, 2009	100,000	100,000
*All outstanding shares are freely tradable.

Item 3 Interim financial statements.

SCHMUCK, SMITH, TEES & COMPANY
A PROFESSIONAL CORPORATION
CERTIFIED PUBLIC ACCOUNTANTS

3500 WASHINGTON AVE., SUITE 200
HOUSTON, TEXAS  77007-5945
(713) 880-4900
FAX (713) 880-4910

To the Board of Directors
Aztec Oil & Gas Corporation, Inc.
Houston, Texas

We have compiled the accompanying balance sheet of Aztec Oil & Gas Corporation, Inc., as of February 28, 2009, and the related statements of income for the three months and six months then ended, and the statement of retained earnings and cash flow as of February 28, 2009, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management.  We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

SCHMUCK, SMITH, TEES & CO., P.C.

April 21, 2009

Section 2 – Quarterly Reporting

Consolidated Balance Sheets
(Unaudited)

	February 28, 2009	August 31, 2008
ASSETS
Current assets:
Cash	$ 158,533	$ 290,323
Accounts receivable	64,095	175,559
Prepaid expenses and other current assets	82,622	8,597
Total current assets	305,250	474,479

Oil and natural gas properties, successful efforts method of accounting net of accumulated depreciation, depletion, amortization and impairment of $1,566,081 and $962,280, respectively	1,794,704	2,124,314
Computers and equipment, net of accumulated depreciation of $1,517 and $674, respectively	5,624	4,054
TOTAL ASSETS	$ 2,105,578	$ 2,602,847

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable and accrued liabilities	$ 194,242	$ 206,115
Accounts payable and accrued liabilities – related party	331,121	229,538
Salary payable	169,322	59,296
Notes payable and line of credit	416,231	400,000
Refundable subscriptions	-	200,000
Common stock payable	6,667	12,167
Notes payable to related parties	790,560	595,560
Total current liabilities	1,908,143	1,702,676

Asset retirement obligations	31,649	30,812

Total liabilities	1,939,792	1,733,488

Minority interest	2,139,969	2,375,973

Stockholders’ deficit:
Preferred stock, Series A, $.001 par value, 100,000 shares authorized, issued and outstanding	100	100
Common stock, $.001 par value, 100,000,000 shares authorized, 33,363,666 and 32,468,427 shares issued and outstanding, respectively	33,363	32,468
Additional paid-in capital	4,613,870	4,537,525
Accumulated deficit	(6,621,516)	(6,076,707)
Total stockholders’ deficit	(1,974,183)	(1,506,614)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$ 2,105,578	$ 2,602,847

See accountant’s report.

Section 2 – Quarterly Reporting

AZTEC OIL & GAS, INC.
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended		Six Months Ended
	February 28, 2009	February 29, 2008	February 28, 2009	February 29, 2008
Oil and gas revenue	$ 283,371	$ 48,453	$ 363,404	$ 92,498

Operating expenses:
General and administrative	243,791	162,503	597,364	363,164
Oil and gas expenses	14,086	1,610	61,402	26,280
Depreciation, depletion, amortization and accretion	30,480	5,650	74,548	11,170
Impairment of oil and gas properties	-	-	530,511	-
Total operating expenses	288,357	169,763	1,263,825	400,614

Other income (expense)
Interest expense	(19,014)	(19,057)	(42,759)	(35,318)
Interest income	-		-	22
Total other income / (expense)	(19,014)	(19,057)	(42,759)	(35,296)

NET LOSS BEFORE MINORITY INTEREST	(24,000)	(140,367)	(943,180)	(343,412)

Minority Interest	6,700	(16,732)	398,371	(24,557)

NET LOSS	$ (17,300)	$ (157,099)	$ (544,809)	$ (367,969)

Net loss per share - basic and diluted	$ (0.00)	$ (0.00)	$ (0.02)	$ (0.01)

Weighted average shares outstanding
- basic and diluted	33,262,775	31,953,271	32,993,886	31,384,148

See accountant’s report.

Section 2 – Quarterly Reporting

AZTEC OIL & GAS, INC.
Consolidated Statements of Cash Flow
(Unaudited)

	Six Months Ended
	February 28, 2009	February 29, 2008
Cash flows used in operating activities:
Net loss	$ (544,809)	$ (367,969)

Adjustments to reconcile net loss to net cash used in operating activities:
Share-based compensation	71,740	42,782
Depletion, depletion, amortization and accretion	74,970	11,170
Impairment of properties	530,511	-
Minority Interest	(398,373)	24,557

Changes in:
Accounts receivable	111,464	35,569
Prepaid expenses	(74,025)	(9,203)
Accounts payable and accrued liabilities	(11,873)	71,668
Accounts payable and accrued liabilities – related party	101,583	109,145
Salary payable	110,026	10,635
Net cash used in operating activities	(28,786)	(71,646)

Cash flows from investing activities:
Acquisition of oil and gas properties	(274,191)	(1,531,696)
Change in restricted cash	-	740,000
Capital expenditures	(2,413)	(2,954)
Refundable subscriptions	(200,000)	-
Net cash used in investing activities	(476,604)	(794,650)

Cash flows from financing activities:
Proceeds from limited partners, net of syndication costs	224,000	1,045,878
Distributions to limited partners	(61,631)	(27,003)
Proceeds from notes payable and line of credit	27,482	211,583
Proceeds from notes payable - related party	195,000	-
Payments on notes payable	(11,251)	(16,322)
Net cash provided by financing activities	373,600	1,214,136

Net increase (decrease) in cash	(131,790)	347,840

Cash at beginning of period	290,323	4,771
Cash at end of period	158,533	352,611

Cash paid during the period for:
Interest	$ 13,967	$ 10,182
Income taxes	-	-
Non-cash investing and financing transactions
Subscription receivable	$ -	$ -

See accountant’s report.

Section 2 – Quarterly Reporting

Consolidated Statements of Changes in Stockholders’ Deficit
For the Three and Six Months Ended February 28, 2009

	Preferred Shares	Preferred Stock	Common Shares	Common Stock	Additional Paid-In Capital	Accumulated Deficit	Totals
Balances, August 31, 2008	100,000	$ 100	32,467,655	$ 32,468	$ 4,537,525	$ (6,076,707)	$ (1,506,614)

Stock Issued for Services	-	-	724,372	724	65,516		66,240
Net Income	-	-	-	-		(527,509)	(527,509)
Balances, November 30, 2008	100,000	100	33,192,027	33,192	4,603,041	(6,604,216)	(1,967,883)

Stock Issued for Services	-	-	170,867	171	10,829	-	11,000
Net Income	-	-	-	-		(17,300)	(17,300)
Balances, February 28, 2009	100,000	$ 100	33,362,894	$ 33,363	$ 4,613,870	$ (6,621,516)	$ (1,974,183)

See accountant’s report.

Section 2 – Quarterly Reporting

AZTEC OIL & GAS, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – BASIS OF PRESENTATION
The accompanying unaudited interim consolidated financial statements of Aztec Oil & Gas, Inc. have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission and should be read in conjunction with the audited consolidated financial statements and notes thereto contained in Aztec’s Annual Report filed with the SEC on Form 10-KSB for the year ended August 31, 2008.  In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein.  The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year.  Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for fiscal 2008 as reported in the Form 10-KSB have been omitted.

NOTE 2 - INVESTMENT IN DRILLING PARTNERSHIP
Aztec has a controlling financial interest in the 2006A LP, 2006B LP, 2007A LP and 2008A LP therefore, the financial statements of all four partnerships are consolidated with those of Aztec and the other partners’ equity is recorded as minority interest.  At February 28, 2009, minority interest was $2,139,969.  Minority interest share of net loss was $6,700 for the three months ended February 28, 2009.

During the three months ended February 28, 2009, Aztec Oil & Gas Inc. completed the funding of its fourth new drilling partnership, the Aztec Oil & Gas 2008A Oil & Gas Drilling Partnership.  In this new Partnership, Aztec, through its wholly-owned subsidiary, Aztec Energy, LLC, retained a thirty percent ownership and acts as the Managing General Partner. Another Aztec subsidiary, Aztec Drilling & Operating, LLC, serves as the Partnership’s drilling company and operator.

NOTE 3 – OIL AND GAS PROPERTIES
Oil and gas properties at February 28, 2009 and August 31, 2008 consisted of the following:

	February 28, 2009	August 31, 2008
Proved leasehold costs	$ 127,720	$ 109,189
Unproved leasehold costs	190,764	190,764
Costs of wells and development	3,012 826	2,757,166
Capitalized asset retirement costs	29,475	29,475
Total cost of oil and gas properties	3,360,785	3,086,594
Accumulated depletion, depreciation, amortization and impairment	(1,566,081)	(962,280)
Oil and gas properties, net	$ 1,794,704	$ 2,124,314

Aztec reviews proved oil and natural gas properties and other long-lived assets for impairment. These reviews are performed at least annually and more frequently if events and circumstances, (such as downward revision of the reserve estimates or commodity prices) indicate a decline in the recoverability of the carrying value of such properties. Aztec estimates the undiscounted future cash flows expected in connection with the properties and compares such future cash flows to the carrying amount of the properties to determine if the carrying amount is recoverable. When the carrying amounts of the properties exceed their estimated undiscounted future cash flows, the carrying amounts of the properties are reduced to their estimated fair value. The factors used to determine fair value include, but are not limited to, estimates of proved reserves, future commodity prices, the timing of future production, future capital expenditures and a risk-adjusted discount rate. There were no asset impairments for the three months ended February 28, 2009 or February 29, 2008.

NOTE 4 – NOTES PAYABLE AND LINE OF CREDIT
Aztec has an agreement with CSI Energy, LP (“CSI”), a company controlled by our Chief Executive Officer, wherein CSI has agreed to provide Aztec with funds as needed to permit Aztec to meet its monthly operating expenses and other obligations as they become due over the twelve month period following February 28, 2009.  As part of this arrangement, Aztec holds notes totaling $366,560, payable to CSI.  The notes bear interest at a rates ranging from 2% to 9% per annum and all notes due prior to February 28, 2009 were extended to August 31, 2009.

Aztec holds notes totaling $424,000 payable to our Chief Executive Officer for funds advanced to Aztec.  The notes bear interest rates ranging from 2% to 9% per annum and are due in full on August 31, 2009.

Aztec financed its directors’ and officers’ insurance policy in the amount of $27,482 on September 1, 2008, of which $16,231 remains outstanding as of February 28, 2009.  The note bears an interest rate of 9.12% and expires on August 31, 2009.

On May 31, 2007, Aztec executed a loan agreement establishing a line of credit with Amegy Bank National Association.  The line of credit agreement was amended on February 14, 2008 to increase the amount of the line of credit from $200,000 to $400,000.  Interest on any outstanding balances is charged at one-half of one percent above the Amegy Bank National Association prime rate.  At February 28, 2009, the prime rate was three and one quarter percent (3.25%), making the loan rate three and three quarters percent (3.75%).  As of February 28, 2009, the amount outstanding under this facility was $400,000.  Our Chief Executive Officer has personally guaranteed any amount in excess of the original $200,000 amount.  Aztec has extended the line of credit through September 30, 2009.

NOTE 5 - ASSET RETIREMENT OBLIGATIONS
The following is a description of the changes to the Company's asset retirement obligations for the three months ended February 28, 2009 and February 29, 2008:

Three months ended
	February 28, 2009	February 29, 2008
Asset retirement obligations at beginning of quarter	$ 31,228	$ -
Additions	-	-
Accretion expense	421	-
Asset retirement obligations at end of quarter	$ 31,649	$ -

NOTE 6 - EQUITY
During the quarter ended February 28, 2009, Aztec issued 170,867 shares of common stock valued at $11,000 for directors’ fees, of which 91,856 shares valued at $5,500 were for services received prior to the current quarter and reflected as a stock payable.

Section 2 – Quarterly Reporting

Item 4 Management’s discussion and analysis or plan of operation.

A. Plan of Operation.
1. Describe the issuer’s plan of operation for the next twelve months. This description should include such matters as:
Aztec’s principal business objective is to purchase, initiate and/or participate in oil and gas interests utilizing strategies that seek to manage and reduce the risk associated with traditional exploration and production operations; and to sponsor oil and gas drilling programs sold through FINRA registered broker dealers to accredited investors.

The Company feels that their business plan will provide sufficient funding to sustain itself for the next twelve months.  However, there can be no assurances to that effect.  In the event the Company requires additional funds, the Company will have to seek loans or equity placements to cover such cash needs.  There is no assurance additional capital will be available to the Company on acceptable terms.

Management is in the process of expanding its present drilling program business, placed through FINRA registered broker dealers, and seeking other businesses or properties to acquire so that it can expand its operations. The analysis of new businesses and property acquisition opportunities and evaluating new business strategies will be undertaken by or under the supervision of the Company’s Officers and Directors. In analyzing prospective business opportunities, management will consider, to the extent applicable, the available technical, financial and managerial resources of any given business venture. Management will also consider the nature of present and expected competition; potential advances in research and development or exploration; the potential for growth and expansion; the likelihood of sustaining a profit within given time frames; the perceived public recognition or acceptance of products, services, trade or service marks; name identification; and other relevant factors. The Company anticipates that the results of operations of a specific business venture may not necessarily be indicative of the potential for future earnings, which may be impacted by a change in marketing strategies, business expansion, changing or substantially augmenting management, and other factors.

Management will analyze all relevant factors and make a determination based on a composite of available information, without reliance on any single factor. The period within which the Company will decide to participate in a given business venture cannot be predicted and will depend on certain factors, including the time involved in identifying businesses, the time required for the Company to complete its analysis of such businesses, the time required to prepare appropriate documentation and other circumstances.

i. a discussion of how long the issuer can satisfy its cash requirements and whether it will have to raise additional funds in the next twelve months;
(See A1 above)

ii. a summary of any product research and development that the issuer will perform for the term of the plan;
(See A1 above)

iii. any expected purchase or sale of plant and significant equipment; and
(See A1 above)

iv. any expected significant changes in the number of employees.
(See A1 above)

B. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
1. Full fiscal years.
i. Any known trends, events or uncertainties that have or are reasonably likely to have a material impact on the issuer's short-term or long-term liquidity;
Oil prices appear headed for a rise and on a long term basis are anticipated to increase substantially which will aid Issuer. Issuer can operate profitably at today’s energy prices on a well by well basis, and on a total firm basis with a reasonable increase in revenue which is anticipated.

ii. Internal and external sources of liquidity;
Issuer has a good banking relationship with Amegy Bank of Texas, and is also able to borrow for short term needs from Franklin C Fisher, Jr and his controlled entities.

iii. Any material commitments for capital expenditures and the expected sources of funds for such expenditures;N/A

iv. Any known trends, events or uncertainties that have had or that are reasonably expected to have a material impact on the net sales or revenues or income from continuing operations;No

v. Any significant elements of income or loss that do not arise from the issuer's continuing operations;
No

vi. The causes for any material changes from period to period in one or more line items of the issuer's financial statements; andOil and natural gas pricing

vii. Any seasonal aspects that had a material effect on the financial condition or results of operation.
No, except natural gas prices normally rise in the winter months and fall in the summer.

2. Interim Periods.
Issuer formed and funded more drilling partnerships under its sponsored drilling programs through FINRA licensed broker dealers, and intends to continue to do so.

C. Off-Balance Sheet Arrangements.
Not applicable; the issuer has no off-balance sheet arrangements.

Item 5 Legal proceedings.
See Initial Disclosure Statement filed on 4/13/2009.

Item 6 Defaults upon senior securities.
----None---

Item 7 Other information.
----None---

Item 8 Exhibits.
See Initial Disclosure Statement filed on 4/13/2009

Item 9 Certifications.
I, Franklin C Fisher, Jr., certify that:
1. I have reviewed this Quarterly Disclosure Statement of Aztec Oil & Gas, Inc.;
2. Based on my knowledge, this disclosure statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this disclosure statement; and
3. Based on my knowledge, the financial statements, and other financial information included or incorporated by reference in this disclosure statement, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this disclosure statement.

By:  //s// Franklin C Fisher, Jr.
Franklin C Fisher, Jr.
Date: April 14, 2009

I, Larry Hornbrook, certify that:
1. I have reviewed this Quarterly Disclosure Statement of Aztec Oil & Gas, Inc.;
2. Based on my knowledge, this disclosure statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this disclosure statement; and
3. Based on my knowledge, the financial statements, and other financial information included or incorporated by reference in this disclosure statement, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this disclosure statement.

By:    //s// Larry Hornbrook
Larry Hornbrook
Date: April 14, 2009